Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Cambria Global EW ETF
(the “Fund”)

Supplement dated February 26, 2026
to the Statement of Additional Information (“SAI”)
dated September 16, 2025, as previously supplemented

Order Information Table
Effective for orders submitted at or after 4:30 p.m. Eastern time on February 27, 2026, the following information replaces the section of the SAI entitled “Order Information Table” with respect to the Fund:

Fund	Ticker	Standard Order Cut-Off Time	Custom Order Cut-Off Time	Standard Transaction Fee	Standard Fund Deposit
Cambria Global EW ETF	GEW	4:30 p.m.- 5:30 p.m. ET (T-1)	4:30 p.m.- 5:30 p.m. ET (T-1)	$1,750	In-Kind

Please retain this Supplement for future reference.